Consent of Independent Auditors



The Board of Directors
Aetna Series Fund, Inc.:

We consent to the use of our report dated December 6, 1996 incorporated herein by reference.

                                                  /s/ KPMG Peat Marwick LLP

                                                  KPMG Peat Marwick LLP


Hartford, Connecticut
May 30, 1997